EXHIBIT

                               10.30
AGREEMENT   OF   LEASE,   made   as   of   this  1st day of
October, 1993, between

                         TRIAD III ASSOCIATES
                         1981   Marcus   Avenue
                         Lake Success, NY 11042

party of the first part, hereinafter referred to as LANDLORD, and

    STAFF BUILDERS, INC.
      1983   Marcus   Avenue
      Lake Success, NY 11042

party of the second part, hereinafter referred to as TENANT.
WITNESSETH: LANDLORD hereby leases to TENANT and TENANT hereby hires from LANDLORD

48,000 rentable square feet plus 5,000 square feet of storage space plus parking, all as per Exhibits "A", "B", "C" and "D", attached hereto,

in the building known as:

                         TRIAD III
                         1983   Marcus   Avenue
                         Lake Success, NY 11042

For the term of ten )10) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of October, nineteen hundred and ninety-three (the "Commencement Date"), and to end on the 30th day of September, two thousand three, both dates inclusive, at a basic annual rental rate of:

                    SEE SCHEDULE 'A' attached hereto,

which TENANT agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term at the office of LANDLORD or such other place as LANDLORD may designate, without any set off or deduction, except as otherwise expressly set forth herein.

In the event that, at the commencement of the term of this Lease, or thereafter, TENANT shall be in default in the payment of rent to LANDLORD pursuant to the terms of another lease with LANDLORD or with LANDLORD's predecessor in interest, LANDLORD may at LANDLORD's option, upon ten (10) days notice to TENANT add the amount of such arrearages to any monthly installment of rent payable hereunder and the same shall be payable to LANDLORD as additional rent.



The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:


RENT: 1. TENANT shall pay the rent as above and as hereinafter provided.

USE OF PREMISES:    2. TENANT shall use and occupy the Demised
                    Premises for office space, incidental usage related thereto and for no other purpose.

DEMISE:             3. The LANDLORD, for and in consideration of
the rents, additional rents (and escalations thereof), covenants and agreements hereinafter reserved and contained on the part of the TENANT to be paid, kept and performed, has demised and leased, and by these presents does demise and lease unto the TENANT, and the TENANT does hereby take and hire, upon and subject to the covenants and conditions hereinafter expressed which the TENANT agrees to keep and perform, premises consisting of 48,000 rentable square feet shown on the Floor Plans annexed hereto as Exhibits "A" and "B", hereinafter called the "Demised Premises" or "Premises" in the Building, together with the right to use in common with other tenants of the LANDLORD in this and other buildings in the Triad Office Park, Lake Success, New York the parking area for the parking of automobiles of employees of the TENANT and other tenants of the LANDLORD. In arriving at therentable square feet, LANDLORD has taken into consideration in whole or in part such areas as parking areas, garages, first floor area used for commercial purposes, public areas in connection with the same and other common facilities, and although this computation is of necessity an arbitrary one, the parties hereto accept and agree that for the purpose of this Lease, and the consideration thereof, the said rentable square feet set forth herein will be used. Nothing contained herein shall in any way limit LANDLORD from at any time altering, increasing or decreasing the atrium area, or any other public area or corridor in the Budding, provided that (a) the actual floor space of the Demised Premises are not thereby reduced, (b) TENANT's percentage in
Article 6 (B) of this Lease is not affected and (c) TENANT's liability under Article 6(C) and Article 6(D) do not increase as a result thereof.


PARKING:            4.  The  TENANT  shall  be  allowed 235
car spaces on the site at no charge, designated for its exclusive use and LANDLORD shall mark them accordingly and enforce diligently TENANT's exclusive right to them. As of the execution of this Lease, the entrance to the underground garage is open Monday through Friday (excluding holidays) from 6:00 a.m. to 7:00 p.m. and the exit to the underground garage is open Monday through Friday (excluding holidays) from 6:00 a.m. to 9:30 p.m. All car spaces in the underground garage are intended for the use of TENANT's personnel only. Those who utilize the garage must obey all LANDLORD's rules and regulations and park at their own risk. All car spaces in the underground garage shall be so designated within thirty (30) days after this Lease is executed.

TERM:               5.A. The term of this Lease shall end ten
(10) years from the Commencement Date of this Lease.

                      B.  The LANDLORD and the TENANT, at the
request of either party, shall execute an agreement in recordableform together with such supplementary nd and without abatement, deduction or set-off herein of any amount whatsoever except as expressly forms as are required for recordation, setting forth both the dates of the commencement of the term of this Lease and the date of termination hereof, which agreement may be recorded by either party.


BASIC RENT -   6.A. Following the Commencement Date, rent shall
ADDITIONAL     be paid on the first day of each month, without
RENT           notice and demand and without abatement, deduction
               or set-off herein of any amount whatsoever except
as expressly set forth to the contrary

               B. TENANT'S PERCENTAGE: TENANT's proportionate share, wherever such term is used in this Lease, shall be 15.2400percent. LANDLORD represents that for the purpose of this calculation the total rentable square feet in the Building is 315,000 rentable square feet.

                C.   TAXES: (1) For the portion of the term
commencing December 1, 1994, TENANT shall pay to LANDLORD its proportionate share of all increases in total real estate taxes levy on the land and the Building of which the Demised Premises form a part over the total real estate tax levy that was in effect during the Tax Base Year. The term "total real estate tax levy" shall mean the total real estate taxes payable for the County General Tax and the County School Tax. The term "Tax Base Year" shall mean (a) the County General Tax for January 1, 1995 - December 31, 1995 and (b) the County School Tax for the second half of the 1994/95 tax year and the first half of the 1995/96 tax year. The amount of additional rent to be paid by TENANT to LANDLORD shall be termed "Tenant's Payable Tax". TENANT shall not receive a real estate tax escalation invoice prior to January 1, 1996.

           (2) LANDLORD shall render a bill to TENANT for Tenant's Payable Tax, or portions thereof which bill shall be accompanied by LANDLORD's calculations of how Tenant's Payable Tax is determined, together with a copy of the receipted tax bill. TENANT shall pay to the LANDLORD Tenant's Payable Tax (or the portion thereof then billed) within thirty (30) days after receipt of LANDLORD's invoice.

           (3) In the event that there should be a change in the method of assessment, the TENANT shall nevertheless thereafter pay to the LANDLORD, annually, as additional rent, the last Tenant's Payable Tax then computed under the present system of assessment,which shall be deemed additional rent hereunder, and upon the newmethod of assessment taking effect, there shall be an adjustment in the Tenant's Tax Base so that the parties shall be kept in the same position as if the method of assessment had not been changed. If the parties cannot agree in the change in the Tenant's Tax Base, then the question shall be submitted to arbitration before the AMERICAN ARBITRATION ASSOCIATION in Nassau County under its rules then obtaining and each of the parties hereto shall pay one-half of the cost of such arbitration. If, however, there shall be more than one tenant included in such arbitration, then the cost of the arbitration shall be divided by the total number of parties to such arbitration and each party shall pay its share thereof

          (4) In the event that LANDLORD or any major tenant of the building should contest any taxes or assessments levied against the building, the TENANT agrees to cooperate in any such proceeding or action. In the event that there shall be any refunds of taxes by reason of any such action or proceeding, the TENANT shall be entitled to receive back its proportionate share of the net refund (after deducting therefrom the cost of the actions or proceeding including, without limitation, fees for experts, courtcosts, attorneys' fees, etc.). In no event shall TENANT be entitled to any refund in excess of taxes or additional taxes paid by the TENANT for the year for which such refund was made. LANDLORD shall file such a proceeding annually unless advised by counsel that there is no basis for filing.

           D. INFLATION: As a part of the basic consideration hereof, in addition to the rents and other additional rents reserved herein, in order to compensate the LANDLORD for any increase if any (or portion thereof) in maintenance and operatingcosts in the building in which the Demised Premises form a part during the term of this Lease, and in order to protect the LANDLORD to some extent from the effects of inflation, the TENANTshall pay as additional rent, and TENANTS rent shall be increased, in accordance with the following provisions:

For the portion of the term commencing December 1, 1994, subject to recomputation on each anniversary date thereafter, TENANT shall pay to LANDLORD, in equal monthly installments with the basic annual rent, a sum that for each such year is equal to three percent (3%) of (a) the basic annual rent for the year commencingDecember 1, 1994, as increased by (b) the amount due under this Inflation Clause during the previous lease year. For the purpose of this calculation, the basic annual rent during the lease year commencing December 1, 1994 shall be without regard to any rent concession or abatement provided for herein during that period of time. The amount of the yearly increase shall be irrespective of any change in LANDLORD's operating costs.

                     E.  LATE FEE AND INTEREST CHARGES: It is
understood and agreed that the Basic Annual Rent and the Additional Rent due pursuant to Article 6(D) of this Lease, as heretofore and hereinafter defined, shall be paid by the TENANT on or before the fifth (5th) day of each month without notice or demand by the LANDLORD. In the event that said Rent or any part thereof shall not be paid by the tenth (1Oth) day of any month, or any other item of Additional Rent shall not be paid within the applicable grace period (if none is specified, within thirty
(30)days after notice) the TENANT shall pay to LANDLORD, as a furtheritem of Additional Rent, a Late Fee which shall be equal to three (3%) percent of such Rent as shall have been unpaid; additionally the TENANT shall pay interest on any amounts advanced by LANDLORD to cure TENANT defaults not cured within applicable grace periods at the rate of one (1%) percent per month, or at the highest rate allowed by law, whichever is the lesser, until the same is paid. The Late Fee shall be charged by LANDLORD to TENANT on the tenth (10th) day of each and every month on which any item of Rent, as hereinabove defined, shall not have been paid by TENANT to LANDLORD.


SERVICES PROVIDED BY,
LANDLORD - WATER,
ELEVATORS, HEAT,
AIR CONDITIONING:

          7. (a) LANDLORD will provide ingress and egress intothe building and the Demised Premises 24 hours per day, 7 days per week. The term "Business "Days" as used in this Lease shall exclude Saturdays, (except such portion covered in the specific hours hereinabove), Sundays, and the following days: New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. (b) The LANDLORD covenants to provide and pay on Business Days for heat, air conditioning, ventilation and elevator service as provided for herein. Elevator service in at least one passenger elevator shall be provided (except in the case of emergency) 24 hours per day, 7 days per week. Heat, air conditioning and ventilation when appropriate and/or required by law, will be provided from 8:00 a.m. to 9:00 p.m., Monday through Friday and on Saturday from 9:00 a.m. to 3:00 p.m. LANDLORD will not provide either heat or air conditioning in the garage. (c) Except as otherwise set forth herein to the contrary, LANDLORD shall have no responsibility or liability for failure to supply the services agreed to herein provided that LANDLORD has conducted itself in a commercially reasonable fashion in seeking to restore said services. LANDLORD reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary or commercially reasonable and to restore such services by acting in a commercially reasonable manner that take into account the business needs and requirements of TENANT. LANDLORD shall not be responsible to TENANT for any injury caused to TENANT unless caused by the improper acts or omissions of LANDLORD, its servants, employees or agents. The cleaning specifications are set forth in Schedule "A" attached hereto and made a part hereof (d) LANDLORD shall operate and maintain the Building as a first-class office building at least comparable to other first-class office buildings in Nassau County.


REPAIRS AND
MAINTENANCE:

          8. (a) TENANT may have its workmen commence work in the Demised Premises prior to the substantial completion of LANDLORD's work, if any, provided that such workmen do not in any material manner interfere with or impede LANDLORD's workers. In the event that TENANTs workers shall materially interfere with or impede LANDLORD's workers, then, upon notice from LANDLORD, TENANT will immediately take steps to stop such interference or remove its workers from the Demised Premises. TENANT's entry into the Demised Premises for the purpose of making TENANT's installations shall not be deemed as a waiver of any of the TENANT's rights under the Lease, nor shall the same be deemed an acceptance of the work to be done by the LANDLORD hereunder. (b) The TENANT covenants throughout the term of this Lease, at the TENANT's sole cost and expense, to take good care of the interior of the Demised Premises and to keep the same in good order and condition and to make all repairs therein except as provided in subsection (c) hereof (c) The LANDLORD covenants throughout the term of this Lease, at the LANDLORD's sole cost and expense, to make all structural repairs to the Building in which the Demised Premises are located and shall also maintain and keep in good repair the Building's roof, exterior, common areas (interior and exterior), parking areas, items caused by LANDLORD's negligence and sanitary, electrical, heating and other systems servicing or located in or passing through Demised Premises, other than: (i) To any systems, facilities and equipment installed by the TENANT; (ii) To any of the improvements to the interior of the Demised Premises installed by the TENANT; and (iii) Any repairs which are necessitated by any improper act or emission of the TENANT, its agents, servants, employees or invitees, which repairs TENANT shall make at its own cost and expense. (d) Except as expressly provided otherwise in this Lease, there shall be no allowance to the TENANT or diminution of rent and no liability on the part of the LANDLORD by reason of inconvenience, annoyance or injury to TENANT's business arising from the making of any repairs, alterations, additions or improvements in or to any portion of the building, or the Demised Premises, or in the parking area, or in and to the fixtures, appurtenances and equipment thereof, provided same are needed in LANDLORD's reasonable judgment and are performed in a commercially reasonable manner that takes into account the business needs and requirements of TENANT. (e) LANDLORD and TENANT, to the extent of its obligations under Articles 8, 9, and 10 hereof, shall be excused for the period of any delay in the performance of any of its obligations hereunder when prevented from so doing by cause or causes beyond the control of the respective parties, which shall include, without limitations all labor disputes, civil commotion, war, war-like operations, invasion, rebellion, riots, hostilities, military or usurped power, sabotage governmental regulations or controls, fire or other casualty, inability to obtain any such materials, or services or through acts of God. (f) If an excavation shall be made upon land adjacent to the Demised Premises or shall be authorized to be made, TENANT shall afford to the person causing or authorized to cause such excavation license to enter upon the Demised Premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the Building of which Demised Premises form a part from injury or damage, and to support the same by proper foundations without diminution or abatement of rent provided the work is performed in a commercially reasonable manner that takes into account the business needs and requirements of TENANT. (g) LANDLORD or its agents shall not be liable for any damage to property of TENANT or of others entrusted to employees of the Building, nor for loss of or damage to any property of TENANT by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to acts of negligence of LANDLORD, its agents, servants or employees; nor shall LANDLORD or its agents be liable for any such damage caused by other tenants or persons in, upon or about said Building or caused by operations in construction of any private, public or quasi public work unless LANDLORD has negligently failed to take proper safeguards against same. If at any time any windows of the Demised Premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever not within LANDLORD's control, LANDLORD shall not be liable for any damage TENANT may sustain thereby and TENANT shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release TENANT from its obligations hereunder nor constitute an eviction provided that LANDLORD has acted in a commercially reasonable manner to minimize any damage to TENANT. TENANT shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the Building without LANDLORD's prior written consent, which LANDLORD agrees shall not be unreasonably withheld or delayed. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection herewith shall comply with all laws and regulations applicable thereto and shall be done during such hours as LANDLORD may reasonably designate. TENANT shall indemnify and save harmless LANDLORD against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which LANDLORD shall not be reimbursed by insurance, including reasonable attorneys' fees paid, suffered or incurred as a result of any material breach by TENANT, TENANT's agents, contractors, employees, invitees or licensees, of any substantial covenant or condition of this Lease, or the carelessness, negligence or improper conduct of the TENANT, TENANT's agents, contractors, or employees. TENANT's liability under this Lease extends to the acts and omissions of any subtenant and any agents, contractor, or employees of any subtenant. In case any action or proceedings is brought against LANDLORD by reason of any such claim, TENANT, upon written notice from LANDLORD, will at TENANTs expense resist or defend such action or proceedings by counsel and approved by LANDLORD in writing, such approval not to be unreasonably withheld or delayed. The equivalent indemnity shall flow from LANDLORD to TENANT.


ALTERATIONS:        9.(a) TENANT shall not make any alteration or
changes in and to the Demised Premises without the prior written consent of the LANDLORD, which LANDLORD agrees shall not be unreasonably withheld or delayed, and the governmental agencies having jurisdiction over such work if required by applicable law.However, LANDLORD hereby consents to such alterations provided all such alterations (i) are done fully in accordance with all applicable requirements of law, (ii) are done on written prior notice to LANDLORD, (iii) do not affect or impact upon the building systems, and (iv) are done in strict accordance with thecomplete set of architectural drawings, if appropriate, of space plan otherwise, that must accompany the written notice to LANDLORD. (b) The TENANT agrees not to place any signs on the roof or on or about the inside or outside of the Building in which theDemised Premises are situate, except for signs inside the DemisedPremises which may not be seen from the outside, without first obtaining the consent of the LANDLORD in writing which consent shall not be unreasonably withheld or delayed. (c) All nonmovable improvements and alterations made or installed by or on behalf of the TENANT shall become the property of the LANDLORD, without payment therefore by the LANDLORD, immediately upon expiration of the subject to TENANT's rights to remove same as otherwise set for herein. (d) The TENANT shall, upon the expiration or earlier termination of this Lease, surrender to the LANDLORD the Demised Premises, together with all alterations and replacement thereto, in good order and condition, except for reasonable wear and tear, and except for office equipment, partitions and furnishings which may be removed or surrendered by TENANT at its option or damage by fire or other casualty. If the TENANT shall make any alterations or changes or additions to the Demised Premises after the commencement of the term of this Lease that were not approved by LANDLORD (to the extent such approval is required hereunder) and the LANDLORD shall desire the same to be removed upon the expiration of the term hereof, then upon LANDLORD giving notice to the TENANT of its desire to have the same removed, the TENANT will remove the same prior to the expiration of the term hereof at TENANT's sole cost and expense and TENANT will, at its own cost and expense, restore the Demised Premises to the condition which they were in without such change or addition, normal wear and tear and damage by fire excepted, except that where LANDLORD has consented to an alteration or when LANDLORD's consent is not required hereunder, LANDLORD may not require its removal. (e) The replacement of any equipment which will impose an evenly distributed floor load in excess of fifty pounds per square foot shall be done only after written permission received from the LANDLORD. Such permissions may be granted only after adequate proof is furnished by TENANT's professional engineer that such floor loading will not endanger the structure, and such proof is confirmed by LANDLORD's professional engineer. TENANT agrees to pay the reasonable costs of LANDLORD's professional engineer for his services in this connection whether or not he shall confirm the opinion of TENANT's engineer.


COMPLIANCE WITH     10.  The TENANT covenants throughout the
termORDINANCES, ETC.:    of this Lease and any renewals hereof at
the TENANT's sole cost and expense, to comply with all laws and ordinances and the orders and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards and officers thereof, which may be applicable to the TENANT's use and occupancy of the Demised Premises and shall take the necessary steps to effectuate compliance to the extent same relates solely to the manner of TENANT's use and not to the permitted use under this Lease and to items of work and repairs that are TENANT's obligation under Article 8 hereof LANDLORD represents that TENANT's permitted use under this Lease complies with the current zoning classification for the Building, is a conforming use, and that TENANT shall have no obligation to remove any hazardous toxic wastes or materials from the property, or to remove any existing latent defects, not caused by TENANT.


MECHANIC'S LIENS:        11. The TENANT covenants not to suffer or
                         to permit any mechanics liens to be filed
against the fee interest of the LANDLORD, nor against TENANT's leasehold interest in the Demised Premises, by reason of work, labor, services or materials supplied or claimed to have been supplied to the TENANT or any contractor, subcontractor or any other party or person engaged by the TENANT, or anyone holding the Demised Premises or any part thereof through or under the TENANT.TENANT agrees that in the event any mechanic's lien shall be filed against the fee interest of the LANDLORD or against the TENANT's leasehold interest, the TENANT shall, within sixty (60) days after receiving notice of the filing thereof, cause the same to be discharged of record by payment, deposit, bond or order of a court of competent jurisdiction, or otherwise. If TENANT shall fail to cause such lien to be discharged or bonded within the period aforesaid, then, IN addition to any other right or remedy, LANDLORD may, but shall not be obligated to, discharge the same by paying the amount claimed to be due by procuring the discharge ofsuch lien by deposit of by bonding proceedings and, in any such event, LANDLORD shall be entitled, if LANDLORD so elects, to compel the prosecution of any action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favorof the lienor with interest, costs and allowances. Any amount so paid by LANDLORD and all reasonable costs and expenses incurred by LANDLORD in connection therewith, including but not limited to premiums on any bonds filed and reasonable attorneys' fees, shall constitute additional rental payable by TENANT under this Lease and shall be paid by TENANT to LANDLORD on demand.


ACCESS TO      12. The TENANT agrees to permit the LANDLORD and
PREMISES:      the authorized representatives of the LANDLORD to
               enter the Demised Premises at all reasonable timeson reasonable times on reasonable notice
               (except in the case of emergency) during TENANT's usual business hours, and at any time other than during regular business hours, for the purpose of making any necessary repairs to the Demised
               Premises. The LANDLORD is hereby given the right during TENANT's usual business hours, and on prior notice, to enter the Demised Premises to exhibit the same for the purpose of sale or mortgage and to exhibit the same to prospective tenants for the purposes of renting during the last twelve (12) months of the term. LANDLORD shall act in a commercially reasonable manner to minimize inconvenience to TENANT.


RIGHT TO       13. The TENANT covenants and agrees that if the
PERFORM        TENANT shall at any time fail to make any payment
COVENANTS:     or perform any other act on its part to be made or
               performed under this Lease the LANDLORD, after the expiration of any time limitation set forth in this Lease (except in cases of emergency) may, but shall not be obligated to, make such payment or perform such other act to the extent the LANDLORD may deem desirable after notice and the opportunity to cure, and in connection therewith to pay expenses and employ counsel. All sums so paid by the LANDLORD, and all expenses in connection therewith, including but not limited to reasonable attorneys fees for instituting, prosecuting or defending any action or proceeding, shall be deemed additional rent hereunder and be payable to the LANDLORD within thirty (30) days after notice to TENANT and the LANDLORD shall have the same rights and remedies for the non-payment thereof as in the case of default in the payment of the basic annual rent reserved hereunder.

DAMAGE OR      14.(a) If the Demised Premises or any part thereof
DESTRUCTION:   shall be damaged by fire or other casualty, TENANT
               shall give immediate notice thereof to LANDLORD and
this Lease shall continue in full force and effect except as hereinafter set forth. (b) If the Demised Premises are partially damaged or tendered partially unusable by fire or other casualty,the damages thereto shall be repaired by and at the expense of the LANDLORD to the extent that said damages include those installations belonging to the LANDLORD. (c) If the Demised Premises are totally damaged or rendered wholly unusable by fire or other casualty, then the LANDLORD shall have the right to elect not to restore the same as hereinafter provided. (d) If the Demised Premises are rendered wholly unusable or (Whether or not the Demised Premises are damaged in whole or in part) if the Building shall be so damaged that LANDLORD shall decide to demolish it or not to restore it, then, in any such events, LANDLORD may elect to terminate this Lease by written notice to TENANT, given within sixty (60) days after such fire or casualty,specifying a date for the expiration of the Lease, which date shall not be more than sixty (60) days after the giving of such notice, and upon the date specified in such notice the term of this Lease shall expire as fully and completely as if such date were the date set forth above for the termination of this Lease, and TENANT shall forthwith quit, surrender and vacate the DemisedPremises without prejudice, however, to LANDLORD's right and remedies against TENANT under the lease provisions in effect prior to such termination. Any rent owing shall be paid up to the date of the casualty and any payments of rent made by TENANT which were on account of any period subsequent to such date shall be returned to TENANT. Unless LANDLORD shall serve a termination notice as provided for herein, LANDLORD shall make the repairs and restorations under the conditions of subsections "b" and "c" hereof, and shall provide TENANT with access to the Demised Premises, as soon as commercially reasonable, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond LANDLORD's control. (e) Nothing contained hereinabove shall relieve TENANT from any liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible, and to the extent permitted by law, LANDLORD and TENANT each hereby releasesand waives the right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. LANDLORD's and TENANT's insurance policies shall contain a clause providing that such a release or waiver shall not invalidate the insurance. Said clause shall be used only if it can be obtained without incurring additional premium costs for said insurance. In the event that there are additional premiums for such waiver of subrogation, the party in whose favor such waiver is intended shall have the option to either pay the additional premium or waive the condition that the other's policy contain the same. TENANT acknowledges that LANDLORD will not carry insurance on TENANTs furniture and/or furnishings or any fixturesor equipment, improvements or appurtenances removable by TENANT and agrees that LANDLORD will not be obligated to repair any damage thereto or replace the same. (f) TENANT hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this Article shall govern and control in lieu thereof (g) The TENANT shall not knowingly do or permit to be done any act or thing upon the Demised Premises which will invalidate or be in conflict with fire insurance policies covering the Building of which the Demised Premises form a part. The TENANT shall at its expense comply with all rules, orders, regulations or requirements of the New York Board of Fire Underwriters, or any other similar body, which may be applicable to the TENANT's use and occupancy of the Demised Premises, provided that the necessity for such compliance results from the manner of use and occupancy of the Demised Premises by the TENANT. TENANT shall not do, or permit anything to be done, in or upon the Demised Premises, or bring or keep anything therein, or use the Demised Premises in a manner, which shall increase the rate of fire insurance on the Building of which the Demised Premises form a part, or on property located therein, over that in effect when the Building shall have been completed, unless the TENANT shall reimburse the LANDLORD, as additional rent hereunder, for that part of all insurance premiums thereafter paid by the LANDLORD which shall have been charged because of such failure or use by the TENANT, and shall make such reimbursement within thirty (30) days Following receipt of notice of such outlay by the LANDLORD and evidence of the payment thereof LANDLORD acknowledges that the permitted use should not, in and of itself, cause an increase in insurance premiums. (h) Notwithstanding anything to the contrary contained in this Lease, during any period after a damage or destruction, and until the Demised Premises have been restored, the TENANT shall be entitled, provided in each instance that a substantial portion of the Demised Premises are being restored and TENANT is not in default beyond applicable notice and time to cure as of the date the restoration is completed, to (i) a pro-rated abatement of all rent and additional rent, and (ii) at TENANT's option, an extension of the term of the Lease for the amount of time required to complete the restoration.

CONDEMNATION:    15. (a) If the whole of the Demised Premises
             shall be taken for any public or quasi-public use by any lawful power or authority by exercise of the right of condemnation or of eminent domain, or by agreement entered into in good faith between LANDLORD and those having the authority to exercise such right (hereinafter called "Taking"), the term of this Lease and all rights of TENANT hereunder, exceptas hereinafter provided, shall cease and expire as of the date of vesting of title as a result of the Taking, and the rent and additional rent payable under this Lease shall abate from the date on which the Taking occurs, and any such rent or additional rent for a period after such date shall be promptly refunded to TENANT. (b) In the event of a Taking of less than the whole of the Demised Premises, or the whole or part of the parking area, this Lease shall cease and expire in respect of the portion of the Demised Premises and/or parking area taken upon vesting of title as a result of Taking, and, if the Taking results in the portion of the Demised Premises remaining after the Taking being inadequate in the judgment of TENANT for the efficient, economical operation of the TENANT's business conducted at such time in the Demised Premises, TENANT may elect to terminate this Lease by giving notice to LANDLORD of such election not more than forty-five (45) days after the actual Taking by the condemning authority, which notice shall state the date of termination, which date of termination shall be not more than thirty (30) days after the date on which such notice to LANDLORD is given, and upon the date specified in such notice to LANDLORD, this Lease and the term hereof shall cease and expire and rent shall abate as of the dateof the Taking. If TENANT does not elect to terminate this Lease as aforesaid: (i) The new rent payable under this Lease shall be abated and the new rent shall be computed as the product of the total rent payable under this Lease multiplied by a fractions the numerator of which is the net rentable area of the Demised Premises remaining after the Taking, and the denominator of which is the net rentable area of the Demised Premises immediately preceding the Taking; and (ii) The net award for the Taking shall be paid to and first used by LANDLORD, subject to the rights of the mortgagee, to restore the portion of the Demised Premises and the Building remaining after the Taking to substantially the same condition and tenantability (hereinafter called "Pre-Taking Condition") as existed immediately preceding the date of the Taking. (c) In the event of a Taking of less than the whole of the Demised Premises which occurs during the period of one (1) year next preceding the date of expiration of the term of this Lease, LANDLORD, (unless TENANT has exercised or is still permitted to exercise its option to renew) or TENANT may elect to terminate this Lease by giving notice to the other party to this Lease of such election, not more than forty-five (45) days after the actual Taking by the condemnation authority, which notice shall state the date of termination, which date of termination shall be not mote than thirty (30) days after the date on which such notice of termination is given, and upon the date specified in such notice, this Lease and the term hereof shall cease and expire and all rent and additional rent paid under this Lease for a period of such date of termination shall be promptly refunded to TENANT. On or before such date of termination, TENANT shall vacate the Demised Premises, and any of TENANT's property remaining in the Demised Premises subsequent to such date of termination shall be deemed abandoned by TENANT and shall become the property of the LANDLORD. (d) In the event of a Taking of the Demised Premises, or any part thereof, and whether or not this Lease is terminated, TENANT shall have no claim against LANDLORD or the condemning authority for the value of the unexpired term of this Lease but TENANT may claim against the condemning authority for the value, if any, of its moving expenses and fixtures installed by TENANT at TENANT's expense. (e) In the event of a Taking of all or any portion of the Demised Premises for a limited period (hereinafter called "Limited Taking"), then unless TENANT shall be thereby unable to utilize the remaining portion of the Demised Premises for the intended purpose, this Lease shall not terminate and TENANT shall continue to pay the rent and additional rent except for an abatement of the pro rata portion of the rent applicable to the Limited Taking, and continue to perform and observe all of its obligations under this Lease as though such Limited Taking has not occurred except to the extent that TENANT may be prevented from so doing by reason of such Limited Taking. In the event that the Limited Taking ends on of before the date of expiration of the term of this Lease, as such term may be renewed, the entire amount of the award made for such Limited Taking, whether paid by way of damages, rent or otherwise, shall be payable to TENANT. In the event that the Limited Taking ends after the date of expiration of the term of this Lease as such term may be renewed, the portion of the amount of the award made for such Limited Taking, whether paid by way of damages, rent or otherwise, payable for the period of time from the commencement of the Limited Taking to the date of expiration of the term of this Lease, as such term may be renewed, shall be payable to TENANT and the balance of any such award shall be payable to LANDLORD. At the end of the Limited Taking, LANDLORD shall restore the Demised Premises as nearly as reasonably possible to the Pre-Taking Condition, reasonable wear and tear and damage by fire or other cause excepted, and LANDLORD shall be entitled to the full amount of any award of payment made in respect of such Limited Taking to the extent of such restoration.


DEFAULT:       16.(a) If during the term of this Lease the TENANT
shall: (i) Apply for, or consent in writing to, the appointment of a receiver, trustee or liquidator of the TENANT or of all or substantially all of its assets; (ii) File a voluntary petition in bankruptcy, or admit bankruptcy, or admit in writing its inability to pay its debts as they become due; (iii) Make a general assignment for the benefit of creditors; (iv) File a petition or an answer seeking reorganization (other than a reorganization notinvolving the liabilities of the TENANT) or arrangement with creditors, or take advantage of any insolvency law; or (v) File an answer admitting the allegations of insolvency in a petition filed against it in any bankruptcy, reorganization or insolvency proceeding; or if any department of the State or Federal Government or any officer thereof, duty authorized, shall take possession of the business or property of the TENANT by reason ofinsolvency of the TENANT, or if an order, judgment or decree shall be entered by any court of competent jurisdiction on the application of a creditor adjudicating the TENANT a bankrupt, or insolvent, or approving a petition seeking re-organization of theTENANT (other than re-organization not involving the liabilities of the TENANT) or appointment of a receiver, trustee or liquidator of the TENANT, or of all or substantially all its assets, the LANDLORD may, at its option, give to the TENANT a notice of intention to end the term of this Lease at the expiration of ten (10) days from the date of service of such notice, and at the expiration of said ten (10) days, the term of this Lease, and all right, title and interest of the TENANT hereunder, shall expire as fully and completely as if that day were the date herein specifically fixed for the expiration of the term, and the TENANT will then quit and surrender the Demised Premises to the LANDLORD, but the TENANT shall remain liable as hereinafter provided, Notwithstanding the foregoing, LANDLORD may not take such action unless TENANT is in default beyond the applicable grace period in the payment of rent and additional rent or unless TENANT is otherwise in default hereunder beyond applicable grace periods. (b) If, during the term of this Lease, the TENANT shall default in fulfilling any of the covenants of this Lease other than the covenants for the payment of basic annual rent, additional rent or other charges payable by the TENANT hereunder, the LANDLORD may give to the TENANT notice of any such default and, if at the expiration of thirty (30) days after the service of such a notice the default upon which said notice was based shall continue to exist, or in the case of a default which cannot with due diligence be cured within a period of thirty (30) days, if the TENANT fails to proceed promptly after the service of such notice and with all due diligence to cure the same and thereafter to prosecute the curing of such default with all due diligence (it being intended that, in connection with a default not susceptible of being cured with due diligence within thirty (30) days, the time of the TENANT within which to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence), the LANDLORD may give to the TENANT a notice of intention to end the term of this Lease at the expiration of ten (10) days from the date of the service of such second notice, and at the expiration of said ten (10) days, the term of this Lease and all right, title and interest of the TENANT hereunder shall expire as fully and completely as if that day were the date herein specifically fixed for the expiration of the term and the TENANT will then quit and surrender the Demised Premises to the LANDLORD, but the TENANT shall remain liable as hereinafter provided. (c) If the TENANT shall default in the payment of the basic annual rent, or any part of the same, and such default shall continue for a period of ten (10) days after notice, or shall default in the payment of any item of additional rent or any other charge required to be paid by the TENANT hereunder, or any part of the same, and such default shall continue for a period of twenty (20) days after notice thereof by the LANDLORD, or shall have its rent checks returned unpaid by its bank on more than two occasions within any six month period and shall not provide LANDLORD with a reasonable explanation within ten (10) days after notice thereof, then at the expiration of such ten (10) day period, if the default has not been cured by TENANT, the LANDLORD may dispossess or remove the TENANT, or any other occupant of the Demised Premises, by summary proceedings or otherwise, or LANDLORD may serve an additional five (5) day notice upon the TENANT declaring that the Lease will end at the expiration of said five (5) day period unless the default shall be cured prior to such date, and in the event such default is not cured within said five (5) day period, this Lease shall terminate as if such date were the original date fixed herein for the termination of this Lease, and LANDLORD may remove TENANT's effects and hold the Demised Premises as if this Lease had not been made. (d) If this Lease shall be terminated as provided in "(a)", "(b)", or "(c)" of this Article, the LANDLORD, or the LANDLORD's agent and servants, may immediately or at any time thereafter re-enter the Demised Premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and repossess and enjoy the Demised Premises, as of their former estate, together with all additions, alterations and improvements and movable trade fixtures, Furniture and furnishings. (e) Upon the termination of the term of this Lease by reason of the happening of any of the events hereinabove described in "(a)", "(b)", or "(c)" of this Article, or under any provision of law now or at any time hereinafter in force, by reason of or based upon or arising out of default under or breach of this Lease on the part of the TENANT, or upon the LANDLORD recovering possession of the Demised Premises in the manner or in any of the circumstances hereinabove mentioned, or in any other manner or circumstances whatsoever, whether with or without legal proceedings, by reason of or based upon or arising out of a default under, or breach of this Lease on the part of the TENANT, the LANDLORD may, at its option, at any time and from time to time, relet the Demised Premises or any part or parts thereof, for the account of the TENANT or otherwise, and receive and collect the rents therefor, applying the same first to the payment of such expenses as the LANDLORD may have incurred in recovering possession of the Demised Premises, including legal expenses and reasonable attorneys' fees, and for putting the same in good order or condition, expenses, commissions and charges paid, assumed or incurred by the LANDLORD in and about the reletting of the Demised Premises, and then to the fulfillment of the covenants of the TENANT hereunder. LANDLORD shall have a duty to relet or otherwise mitigate any damages occasioned by such termination of the Lease except that LANDLORD shall be entitled to seek to lease its comparable vacant space before it seeks to lease the Demised Premises. TENANT hereby waives any right it may otherwise have to assert in any proceeding that the LANDLORD failed to relet or attempt to relet so as to mitigate TENANT's damages. Any such reletting herein provided for may be for the remainder of tile term of this lease, or for a longer or shorter period. In any such case and whether or not the Demised Premises or any part thereof be relet, the TENANT shall pay to the LANDLORD the basic annual rent and all other charges required to be paid by the TENANT up to the time of such termination of this Lease, or of such recovery of possession of the Demised Premises by the LANDLORD, as the case may be, and thereafter, the TENANT covenants and agrees, if required by tile LANDLORD, to pay to the LANDLORD until the end of the term of this Lease the equivalent of the amount of the total rent reserved herein, and all other charges required to be paid by the TENANT, less the net avails of reletting, if any, and the same shall be due and payable by the TENANT to the LANDLORD on the several rent days above specified, that is to say, upon each of such rent days the TENANT shall pay to the LANDLORD the amount of the deficiency then existing. (f) The TENANT waives any and all rights of redemption provided for in any statute now or hereafter in force in case the TENANT shall be dispossessed by a judgment or by warrant of any court or judge. The term "enter", "re-enter", "entry", or "re-entry", as used in this Lease, are not restricted to their respective technical meanings. (g) It is mutually agreed to by LANDLORD and TENANT that they do hereby waive trial by jury in any action or proceeding brought by either of them against the other on any matter arising out of or in any way connected with this Lease. It is further agreed that in the event the LANDLORD shall commence any summary proceeding for non-payment of rent, additional rent, or any other charges to be paid by the TENANT hereunder, or to recover possession of the Demised Premises, that the TENANT will not interpose any counterclaim or set-off of any nature whatsoever in such proceedings unless such counterclaim or set-off will be waived in any action or proceeding because it had not been asserted in this proceeding and involves a substantial covenant hereunder. (h) In the event the LANDLORD shall commence any action or other proceeding against the TENANT, based upon a default by TENANT hereunder, in which the LANDLORD shall be successful, the TENANT agrees to reimburse the LANDLORD for reasonable attorneys' fees in connection with such action or proceeding. In the event that TENANT shall commence any action or proceeding against the LANDLORD, based upon a default by LANDLORD hereunder, in which the TENANY shall be successful, the LANDLORD agrees to reimburse the TENANT for reasonable attorneys' fees in connection with such action or proceeding.


REMEDIES:       17. The specific remedies to which the LANDLORD
             or the TENANT may resort under the terms of this
                 Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which theymay be lawfully entitled in case of any breach or threatened breach by either of them of any provisions of this Lease. The failure of the LANDLORD to insist in any one or more instances upon the strict performance of any of the covenants of this Lease, or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of such covenant or option. Receipt by the LANDLORD of rent with knowledge of the breach of any covenant, condition or obligation of TENANT under this Lease shall not be deemed a waiver of such breach, and no waiver, change, modification or discharge by either party hereto of any provision in this Lease shall be deemed to have been made or shall be effective unless expressed in writing and signed by both the LANDLORD and the TENANT. In addition to the other remedies in this Lease provided, the LANDLORD shall be entitled to restraint by injunction of any violation, or attempted or threatened violation, of any of the covenants, conditions or provisions of this Lease or to a decree compelling performance ofany of such covenants, conditions or provisions.


SUBORDINATION:  18. It is hereby expressly agreed that this Lease, and all rights of the TENANT hereunder, shall be subject and subordinate at all times to any mortgage or mortgages and any existing renewals, replacements, extensions, consolidations or modifications thereof, which may not be liens on the Demised Premises, or the land and Building of which the same form a part, provided that tile holder of any future mortgage(s) enters into an agreement with TENANT substantially similar to theSubordination Attornment, and Non-Disturbance Agreement entered into by TENANT and GECC simultaneously with the execution of thisLease.

QUIET           19. The LANDLORD convents and agrees that the
ENJOYMENT:          TENANT, upon paying the basic annual rent and
all other charges herein provided and observing and keeping the covenants, agreements and conditions of this Lease on its part tobe kept, shall and may peaceably and quietly hold, occupy and enjoy the Demised Premises during the term of this Lease.


NOTICES:        20. (a) All notices, demands and requests which
may or are required to be given by either party to the other shall be in writing. They shall be deemed given upon receipt or first refusal and may be given by counsel on behalf of his/its client.All notices, demands and requests by the LANDLORD to the TENANT shall be deemed to have been properly given if sent by United States registered or certified mail, postage prepaid, or by hand, or by Federal Express, addressed to the TENANT at the Demised Premises, Attn: Mr. David Savitsky, Executive Vice-President, with a copy of legal notices to the General Counsel and a copy of operational notices to the Operations Building Manager, or at such other place as the TENANT may from time to time designate in a written notice to the LANDLORD. All notices, demands and requests by the TENANT to the LANDLORD shall be deemed to have been properly given if sent by United States registered or certified mail, postage prepaid, or by hand or by Federal Express, addressed to the LANDLORD at the address first above written, or at such other place as the LANDLORD may from time to time designate in a written notice to the


TENANT. (b) It is understood and agreed that wherever in this Lease a time period is stated for the performance of some act by either party, or the sending of some notice by either party, thatsaid time periods are of the essence and either party shall not be excused for any delay in connection therewith.


DEFINITIONS:    21. (a) The captions of this Lease are for
convenience and reference only and in no way define, limit or describe the scope or intention of this Lease or in any way affect this Lease. (b) The term "TENANT" as referred to hereunder shall refer to this TENANT and any successor or assignee of this TENANT.
(c) The term "LANDLORD" as used hereunder shall mean only the owner for the time being of the land and building of which the Demised Premises form a part, so that in the event of any sale orsales, or in the event of a lease of said land and Building, this LANDLORD shall be and hereby is entirely free and relieved of an covenants and obligations of LANDLORD hereunder, and it shall be deemed and construed without further agreement between the parties, or their successors in interest, that the purchaser or bona fide, arms length lessee of the Building has agreed to carryout all of the terms and covenants and obligations of the LANDLORD hereunder incurred from and after the date of sale.


INVALIDITY OF    22. If any term or provision of this Lease, or
PARTICULAR      the application thereof to any person or
PROVISIONS:    circumstance, shall, to any extent, be invalid or
unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.


COVENANTS TO     23. It is further covenanted and agreed by and
BIND AND        between the parties hereto that the covenants and
BENEFIT         agreements herein contained shall bind and inure
to RESPECTIVE   the benefit of the LANDLORD, its successors and
PARTIES:        assigns, subject to the provisions of this Lease.


INSURANCE:      24. (a) TENANT shall at all times during the term
               hereof carry Public Liability Insurance naming LANDLORD as a named insured with single limit of
$3,000,000.00 (by basic or by excess coverage) for injury to any one person, for any one accident, and for property damage. (b) Prior to taking possession, TENANT shall deliver to the LANDLORD a certificate of the insurance company certifying that the aforesaid liability policy is in full force and effect. A certificate evidencing the renewal of such liability insurance policy shall be delivered to the LANDLORD at least twenty (20) days before the expiration thereof, and each such renewal certificate shall include the LANDLORD as an insured. TENANT may carry the aforesaid insurance as part of a blanket policy provided, however, that a certificate thereof naming the LANDLORD as an insured is delivered to the LANDLORD as aforesaid. Such policy of insuranceor certificate shall also provide that said insurance may not be cancelled or terminated unless ten (10) days! notice is given to the LANDLORD prior to such cancellation and that the insurance as to the interest of the LANDLORD shall not be invalidated by any act or neglect of the TENANT. (c) TENANT shall, prior to doing any work in the Demised Premises, obtain any and all permits necessary therefor and will provide Workmen's Compensation Insurance and Liability Insurance in the limits provided for in Article "24 (a)" hereof (d) TENANT shall include in its fire insurance policies, if any, covering damage or loss to its furniture, furnishings, fixtures mid other property removable by TENANT under the provisions of the Lease, appropriate clauses pursuant to which the insurance carriers: (i) Waive all rights of subrogation against LANDLORD with respect to losses payable under such policies, or (ii) Agree that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policies. If TENANT, at any time, is unable to obtain such inclusion of either of the clauses described in the preceding sentence, TENANT shall, if possible, have LANDLORD named in such policies as one of the insured, but should any additional premium be exacted for any of such clauses or namings, then TENANT shall be released from the obligation hereby imposed unless LANDLORD shall agree to pay such additional premium within twenty (20) days after receipt of written notice from TENANT that such additional premium is required. (e) If at any time during the term of this Lease TENANT shall bring anything in the Demised Premises or use the Demised Premises in any manner which will increase the rate of fire insurance premiums because of the extra hazardous nature of that brought into the Demised Premises or the use thereof, (normal office equipment shall not be deemed "extra Hazardous"), then andin that event TENANT shall pay the entire amount of any increase in fire and any other insurance premiums for insurance carried by the LANDLORD on the Building of which the Demised Premises forms a part. Notwithstanding anything to the contrary contained in this Lease, if by reason of anything brought upon the Demised Premises by any other tenant, or the use to which any other tenant may put its premises the insurance premiums carried by the LANDLORD on said Building shall be increased, this TENANT shall not be responsible for any portion of such increase. (f) TENANT does hereby indemnify and save LANDLORD harmless from and against any and all claims arising during the term of this Lease for (i) damages or injuries to goods, wares, merchandise and property and/or for any personal injury or loss of life in, upon or about the Demised Premises or (ii) claims due to TENANT's negligence in the hallways, sidewalks, parking areas and other common areas, except such claims as may be the result of the negligence of LANDLORD, its agents, employees or contractors, or the failure of LANDLORD to perform any of its obligations under this Lease in which event LANDLORD shall indemnify TENANT.


USE, ASSIGNMENT 25. (a) Unless the LANDLORD shall have given its SUBLETTING AND consent thereto, which consent LANDLORD agrees
ATTORNMENT:     shall not be unreasonably withheld or delayed,
     this Lease may not be assigned, nor may the Demised Premises be sublet, in whole or in part. If LANDLORD approves an assignment of all or part of the Demised Premises, or unreasonably fails or refuses to so consent, TENANT shall be relieved of liability as to that which is assigned as of the effective date of the assignment. (b) Provided TENANT is not then in default, afternotice and the opportunity to cure, beyond any grace period provided for under the terms, covenants and conditions of this Lease, TENANT may have the right in whole or in part to assign orsublet the Demised Premises subject to and upon the Following terms and conditions: (i) The TENANT shall submit to LANDLORD allof the terms and conditions of the proposed sublease or assignment, together with all of the pertinent information regarding the proposed subtenant or assignee and the proposed subtenant's or assignee's credit information, as reasonably requested by the LANDLORD; (ii) The LANDLORD may, upon receipt ofthe aforesaid information, either approve or disapprove of the proposed subtenant or assignee, and approval, if any, shall not be unreasonably withheld; however, in determining reasonableness, there shall be taken into consideration the reputation, financialresponsibility, and the general nature of said proposed subtenant's or assignee's business and its general impact on the Building and project as a whole. LANDLORD shall not be required to consent to any sublet or assignment to any organization which will use the space as an employment or payment office, school (training programs are not deemed a "school") of any kind, or a drug or welfare program of any kind, or any similar type of high-traffic business and (iii) In the event the LANDLORD does approveTENANT's subtenant or assignee, and subject to the provisions of subparagraph (a) of this Article 25, TENANT shall remain liable and responsible for all of the obligations and all of the terms, conditions and covenants of this Lease and the TENANT shall pay to the LANDLORD, as additional rent, any difference between the rent and additional rent reserved in this Lease and the rent and additional rent reserved in such sublease or assignment. (c) TENANT covenants and agrees that if for any reason the interest of the LANDLORD in the Demised Premises is terminated, the TENANT will attorn to the then holder of the reversionary interest or to anyone who shall succeed to the interest of the LANDLORD and will recognize each such successor in interest to the LANDLORD as the TENANT's landlord of this Lease, subject to the Following requirements. The TENANT agrees, upon receipt of an executed non-disturbance agreement the same as or substantially similar to the Subordination, Attornment and Non-Disturbance Agreement between TENANT and General Electric Capital Corporation signed simultaneously with the execution of this Lease, to execute and deliver, at any time and from time to time, upon the request of the LANDLORD, any instrument which may be necessary or appropriate to evidence such attainment. Subject to the foregoing, the TENANT further waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give the TENANT any right of election to terminate this Lease or to surrender possession of the Demised Premises in the event any proceeding is brought by the Lessor under any underlying lease to terminate the same, and agrees that this Lease shall not be affected in any way whatsoever by any such proceeding. (d) In the event that the TENANT should at any time desire to assign or sublet this Lease, the TENANT shall not advertise in any media, without the LANDLORD's prior written consent, the fact that the space is available unless the advertisement does not mention a price or mentions a price not lower than the current asking price in the Building. (e) In no event shall the TENANT be permitted to assign any portion of the Demised Premises to any existing TENANT of the Building, nor shall the LANDLORD be required to approve any such assignment. In addition, TENANT may assign or sublet the Demised Premises without LANDLORD's prior written consent subject, however, to the following conditions: (1) TENANT shall have the right to assign or sublease to a publicly traded, quality company whose net worth is at least equal to the net worth of TENANT as of the date of this Lease; and (2) To the extent that the TENANT subleases or assigns at a Rent and Additional Rent above that which TENANT is paying to LANDLORD, TENANT agrees that fifty percent (50%) of such overage as and when paid by assignee or subleases shall be paid by TENANT to LANDLORD for the sole use and benefit of the LANDLORD as an item of Additional Rent after recoupment by TENANT of its reasonable expenses in assigning or subletting, which expenses may include reasonable brokerage and reasonable costs to prepare the space for the subtenant; to the extent it is less with respect to a sublease, TENANT shall be relieved of liability only to the extent of the Rent and Additional Rent LANDLORD receives from an approved subtenant. Notwithstanding anything contained herein to the contrary, LANDLORD consents to a sublet or assignment to an affiliate or subsidiary of TENANT provided nothing shall relieve TENANT thereafter from full responsibility under the Lease.

RULES AND     26.  TENANT agrees that it will abide by all of the
REGULATIONS:       rules and regulations imposed by the LANDLORD
for the Building which the Demised Premises form a part, as set forth on Schedule "B" annexed hereto, provided that all future ones are reasonable, nondiscriminatory, do not adversely affect TENANT's obligations herein and are promulgated on twenty (20) days' notice.


LANDLORD'S    27. In the event that the LANDLORD shall default
LIABILITY:       under the terms of this Lease and the TENANT
                 shall recover a judgment against the LANDLORD by
reason of such default, or for any other reason arising out of the tenancy or use of the Demised Premises by the TENANT, or this Lease, the LANDLORD's liability hereunder shall be limited to the LANDLORD's interest in the land and Building of which the Demised Premises form a part, and no further, and the TENANT agrees that in any proceeding to collect such judgment, the TENANT's rights to recovery shall be limited to the LANDLORD's interest in the land and Building of which the Demised Premises form a part.
LANDLORD's liability (exclusive of insurance proceeds) in the event of a judgment against LANDLORD as a result of a default under the terms of this Lease is limited to two years' rent (and additional rents), as defined in this Lease, and actually paid by TENANT to LANDLORD in the two year period preceding the day on which final judgment in favor of the TENANT was granted.

ENTIRE     28. This instrument contains the entire agreement
AGREEMENT:     between the parties hereto and the same may not be
              changed, modified or altered except by a document in writing, executed and acknowledged by the parties hereto. Neither LANDLORD nor LANDLORD's agents have made any representations or promises with respect to the physical condition of the Building, the land upon which it is erected, or the Demised Premises, the rents, leases, expenses of operation or any other matter of thing affecting or related to said premises except as herein expressly set forth and no rights, easements or licenses are acquired by TENANT by implication or otherwise except as expressly set forth in the provisions of this Lease. TENANT has inspected the Building and the Demised Premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" except as set forth elsewhere herein.

All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully andcompletely expresses the agreement between LANDLORD and TENANT, and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it, in whole or in part, miless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.


CERTIFICATES:  29. (A) Within fifteen (15) days of request by either party, the other party agrees to execute any certificate or certificates evidencing the commencement date of the term of the Lease and the fact that the Lease is in full force and effect, if such is the case, and that there are no set-offs or other claims against the requesting party, or stating those claims which the TENANT might have against the requesting party. (B) Within five (5) days of request by the requesting party, the other party agrees to execute a Memorandum of this Lease, and any additional forms necessary for recording purposes, in recordable form, which Memorandum shall set forth the commencement date and termination date of the Lease and any otherrequired information needed to effectuate the recording.

SECURITY:     30. INTENTIONALLY OMITTED.

  BROKER: 31. TENANT and LANDLORD represent to each other that each dealt with no broker other than Sutton &
Edwards, Inc., in connection with the negotiations and execution of this Lease and each party hereby indemnifies and holds the other party harmless from any claims, suits, judgments, or any expenses in connection with the foregoing by reason of any claim made by any other broker with whom it may have dealt in connection with this Lease other than the above named broker. LANDLORD shall be responsible for the brokerage fees to said broker pursuant to separate agreement and shall hold TENANT harmless for said fees. The parties agree that this Lease is an entirely separate and distinct transaction and in no way a renewal or continuation of the lease between Tender Loving Care Home Care Services, Inc. and Triad IV Associates dated as of September 30, 1987, as amended (the "TLC Lease").

CONDITION
PRECEDENT:     32. INTENTIONALLY OMITTED.

SIGNAGE: 33. LANDLORD, at LANDLORD's expense, will furnish and install, adjacent to suite entrance, a building standard plaque which will exhibit the suite number and the TENANT's name and/or the name of TENANTs affiliate or subsidiary actually using said space. Additional names will be deemed to be in excess of building standard. If TENANT wishes toexceed building standard, TENANT must receive LANDLORD's prior written consent, which consent LANDLORD shall not unreasonably withhold. TENANT must submit a sample of the proposed signage which must match LANDLORD's quality, style, color and all other particulars of LANDLORD's building standard signage. The size ofTENANT's signage may be as large as the signage of any other tenant in the Building. TENANT shall be entitled to the building standard quality and size of building directory listing.


WORKLETTER:    34. LANDLORD, at its sole cost and expense, shall
              design (including electric, telephone, computer wiring and work station setup), furnish and install with reasonable diligence all work and materials set forth in Exhibits"A" and "B" attached hereto and made a part hereof. Any moveable partitions in the demised premises under the TLC lease shall be moved and installed in the Demised Premises as the sole cost and expense of LANDLORD. In addition LANDLORD, at its sole cost and expense, will furnish and install in the Demised Premises no more than sixty (60) low wall, sheet rock cubicles in accordance with building standards. The design planner designated by TENANT shall enter into a separate contract with LANDLORD, pursuant to which the total obligation of LANDLORD shall not exceed Twenty Thousand Dollars ($20,000). The installation is intended by the parties to duplicate the quality and provide the same pro-rata quantities utilized in the TLC Lease. To the extent the installation exceeds those standards, TENANT shall be solely responsible for the cost and expense of the excess. The parties shall agree, prior to the commencement of the installation work, to what extent, if any, TENANT shall be responsible for the cost and expense of the installation. To the extent TENANT shall be responsible, LANDLORD or its affiliate shall submit a Tenant Work Proposal for each item of materials and/or work, which Tenant Work Proposal shall be approved by TENANT before any such materials are supplied or work is performed. TENANT shall receive a bill after the materials are supplied and/or the work is performed. The Tenant Work Proposal and the bill shall include a 1O% charge for overhead and an additional 1O% charge for profit. TENANT agrees to pay that bill promptly, as an item of additional rent, provided the materials are properly supplied and the work properly performed. Hunter Real Estate Construction Corp. ("Hunter"), an affiliate of LANDLORD, shall be the general contractor for the installation work, subject to and conditioned upon the consent of GECC. LANDLORD hereby guarantees to TENANT the work of Hunter.
In the event that Hunter shall be in material default in performing the installation work, TENANT shall notify LANDLORD in writing, with a copy to GECC.


TENANT'S     35. (a) LANDLORD, at LANDLORD's sole cost and
DRAWINGS:    expense, agrees to furnish to TENANT complete
             detailed architectural working drawings and
specifications for TENANT's partition layout, a reflected ceiling, electrical duplex receptacles, and other installations required for the performance of LANDLORD's Building Standard Work. (b) TENANT agrees that its instructions for said plans and specifications referred to in subsection (a) hereinabove will be communicated to the LANDLORD. TENANT and LANDLORD shall mutuallycooperate on a timely basis in finalizing such drawings
and specification. (c)   Within thirty (30) days of completion of
LANDLORD's above work, LANDLORD shall submit to TENANT an "as built" reproducible tracing together with four (4) blueprint copies thereof of all improvements in TENANT's Demised Premises.


ELECTRICITY: 36. A separate meter which will accuratley measure all electricty used in the office space portions of the Demised Premises shall be installed by LANDLORD at its sole cost and expense. TENANT will pay to LILCO directly the amount billed by LILCO. Any default by TENANT in the timely payment to LILCO of all sums billed by LILCO shall constitute a default under this Lease only if LILCO withholds electricity from the Building, or otherwise penalizes LANDLORD, as a result of TENANT's said default hi timely payment, or unless such penalty is curable and is curedby TENANT on a timely basis.

RIGHT OF      37. Provided that (a) has given LANDLORD seven (7)
CANCELLATION:    months prior written notice that it will exercise
                 this right of cancellation and (b) is not in
default under the terms, conditions or covenants of this Lease beyond applicable notice and grace periods on the date when notice is given or on the date when this tight of cancellation is exercised, TENANT may exercise this right of cancellation five years and six (6) months after December 1, 1994 (i.e. May 31,
2000) by paying to LANDLORD, in seven (7) equal monthly installments, commencing upon notifying LANDLORD that it will exercise this right of cancellation, a total sum computed as follows: total cost of initial tenant installation divided by 105months and multiplied by the number of months from the date the cancellation becomes effective to the end of the lease term. If this Lease is terminated during said seven (7) month period, an payments due under this Article shall thereafter cease provided that TENANT is not in default under the terms, conditions and covenants of this Lease beyond applicable notice and grace periods. If TENANT does not elect to cancel on or before May 31,2000, then LANDLORD, at its sole cost and expense, shall repaint and replace any carpeting having a useful life of less than six (6) years in the Demised Premises (other than the Storage Space) using similar paint and/or carpeting as used in Article 34 above, with the work to be done during regular business hours. TENANT agrees to cooperate in a commercially reasonable manner and LANDLORD agrees to have the work performed in a commercially reasonable manner.


CLEANING:   38. TENANT, at its sole cost and expense, shall
provide cleaning service within its Demised Premises. LANDLORD shall not provide any cleaning service within TENANT's Demised Premises and shall have no responsibility or liability to TENANT for the, work or for any damage to persons or property occasionedby TENANT's cleaning service. TENANT hereby agrees to indemnify LANDLORD against any liability to anyone caused by or attributable to TENANT's cleaning service and agrees to obtain from said cleaning service insurance from a New York licensed insurance company, with commercially reasonable policy limits, against personal injury and personal property claims from third parties, which insurance shall name as additional insureds both LANDLORD and LANDLORD's managing agent. During the period from the Commencement Date through November 30, 1994, TENANT shall receive a rent credit, as set forth in Schedule "A" annexed hereto, to reflect the fact that Landlord will not be providing these services to TENANT.


OPTION TO RENEW:   39. LANDLORD hereby gives TENANT an option to
extend the term of this Lease for a period of five (5) years on the same terms, covenants and conditions herein except for this option to renew, the workletter, the premises concession clause and the rent abatement clause. The exercise of this option shall require strict compliance with the following:
TENANT shall notify LANDLORD in writing of its exercise of the option no later than nine (9) months prior to the expiration date of the initial term of this Lease; and (b) at the time ofgiving such written notice of election, and on the last day of the initial term of the Lease, TENANT shall not be in default under any of the terms, conditions or covenants of this Lease beyond applicable notice and grace periods.


ADDENDUM TO      40. Notwithstanding anything to the contrary
ARTICLES 8, 14       contained herein, including, without
AND 15:              limitation, any provisions of Articles 8, 14,
and 15 above to the contrary, if the Demised Premises are damagedor destroyed by fire or other casualty (collectively, the "Casualty"), or if all or a portion of the Demised Premises shallbe taken permanently, or for a limited period by any applicable condemning authority (collectively, the "Taking") or in the event LANDLORD shall be required or shall otherwise elect (to the extent such election is permitted by the terms of this Lease) to make any repairs and/or maintenance to the Demised Premises (the "Repairs and Maintenance") (the Casualty, the Taking and the Repairs and Maintenance are hereinafter sometimes referred to in this Article singly as a "Triggering Event" or collectively as the "Triggering Events") then, provided TENANT is not in material default beyond any applicable grace period and to the extent that any of the Triggering Events shall prevent TENANT from utilizing twenty-five (25%) percent or more of the Demised Premises or in the event any such Triggering Event shall otherwise materially adversely affect TENANT's intended uses and purposes of the Demised Premises for a period (i) with respect to Repairs and Maintenance of ninety (90) days or more or (ii) with respect to a Casualty or Taking, of one (1) year or more (any of such periods hereinafter referred to as the "Termination Period"), or in the event the time to restore or repair the Demised Premises after the occurrence or commencement of the Triggering Event is estimated to take in excess of the Termination Period, then and in any such event, TENANT shall be entitled at its sole discretion to terminate this Lease by notice (the "Termination Notice") to the LANDLORD within thirty (30) days after the later to occur of the date of the Triggering Event or the date when TENANT first becomes aware that LANDLORD'S obligations in connection with or by reason of the Triggering Event shall not be completed prior to the end of the Termination Period. In the event TENANT shall elect to terminate this Lease as set forth above, (i) this Lease shall terminate as of the date of the Triggering Event, (ii) all base rent and other amounts payable under this Lease shall be apportioned as of the date of the Triggering Event, (iii) TENANT shall have a period of up to six (6) months from the effective date of the Termination Notice in order to vacate and surrender the Demised Premises but TENANT shall be required to pay all rent and additional rent due hereunder on the portion of the Demised Premises being used or occupied, and (iv) upon such apportioned, vacating of the Demised Premises and any other obligations to be performed by either party hereunder by reason of, or in connection with such termination, the parties shall thereafter have no obligations hereunder except for those obligations which specifically survive the termination of this Lease. Also, in the event any such Triggering Event shall occur within the last year of the term of this Lease (or any renewal tenn) the Termination Period shall be reduced (i) with regard to Repairs and Maintenance, to sixty (60) days or more and (ii) with regard to a Casualty or a Taking, to ninety (90) days or more.
Notwithstanding the ninety (90) day Termination Period with regard to Repairs and Maintenance set forth above, in the event LANDLORD shall be unable to complete such Repairs and Maintenance within such ninety (90) day period for reason (s) beyond LANDLORD's control as described in Article 8 (e) of this Lease and notifies TENANT prior to the expiration of such ninety (90) day period specifying in detail the reasons that such Repairs and Maintenance could not be completed within such ninety (90) day period, enclosing whatever documentation LANDLORD has or could readily obtain to support those reasons and confirming in such notice that to the best of LANDLORD's knowledge, such Repairs and Maintenance will be completed within an additional 30-day period, then and in only that event, LANDLORD shall have an additional period of thirty (30) days in which to complete the Repairs and Maintenance. TENANT during such additional thirty (30) day period shall retain its right to terminate this Lease if the Repairs and Maintenance shall, in fact, not be completed prior to the expiration of such additional thirty (30) day period. In addition, TENANT agrees to send copies of notices that TENANT sends to LANDLORD hereunder, contemporaneously with the giving of such notices to LANDLORD, also to the existing Mortgagee on the Building, General Electric Capital Corporation, North Tower, Suite 3000, 100 Prospect Street, Stamford, Connecticut 06927, Attention: Commercial Real Estate Financial Department.

LANDLORD DEFAULTS:  41. A. The provisions of this Article shall
take                    precedence over all other Articles in this
Lease to the extent any provisions of such other Articles are contradictory or inconsistent with the terms of this Article, butthe provisions of this Article are otherwise in addition to any other tights and/or remedies afforded to TENANT by other provisions of this Lease.

                   B.(i) For purposes of this Article, a failure by LANDLORD to perform its obligations under paragraphs (a) and
(b) of Article 7 of this Lease shall be deemed a "default" by LANDLORD immediately upon LANDLORD's failure to perform such obligations without TENANT having any obligation to provide notice of such failure to LANDLORD, except with regard to the first default by LANDLORD under Article 7 (b) of this Lease with regardto LANDLORD's provision of heat and/or air conditioning, which shall not be deemed a default until LANDLORD fails to perform its obligations under such paragraph for a period of five
(5) days after notice from TENANT to LANDLORD of such failure to perform.

                   (ii) Any other failure by LANDLORD to perform its obligations under this Lease shall only be deemed a "default"under this Article if LANDLORD fails to perform such obligation within a period of five (5) days after notice from TENANT to LANDLORD of such failure to perform.

                (iii) It is understood and agreed that the only difference for purposes of this Article between a default by LANDLORD under subparagraph (i) above and a default under subparagraph (H) above is whether LANDLORD is entitled to a period of time to cure such failure to perform before it is classified as a "default" under this Article. Once LANDLORD has failed to cure such default after the appropriate cure period as set forth above, if any, such failure shall constitute a "default" entitling TENANT to exercise the remedies set forth in this Article (and other provisions of this Lease). With regard to performance by LANDLORD under Article 7 (b) of this Lease, it is understood that LANDLORD's failure to provide the required amount of heat and/or air conditioning shall be covered by subparagraph (i) above but a true mechanical breakdown building-wide (or substantially building-wide) affecting the Demised Premises shall be subject to the notice and cure requirements of subparagraph (ii).

                    (iv) In order to measure objectively whether the temperature in the Demised Premises is in compliance with theprovisions of Article 7 above, LANDLORD shall be required to install at its expense a sufficient number of appropriate measuring devices and recording devices in various locations of the Demised Premises, the number of which and the location of which shall be subject to the approval of TENANT and TENANT's HVAC engineer or advisor, which approval shall not be unreasonably withheld or delayed. The temperature readings on such appropriate measuring devices, absent mechanical breakdown, shall be binding upon LANDLORD and TENANT and shall serve as the basis for determining whether LANDLORD has complied with its obligations under Article 7(b) of this Lease.

                      (v) TENANT shall be required to send
copiesof any notices that TENANT gives under this Article to LANDLORD, contemporaneously with the giving of such notices to LANDLORD, also to the existing Mortgagee on the Building, General Electric Capital Corporation, North Tower, Suite 3000, 100 Prospect Street, Stamford, CT 06927, Attention: Commercial Real Estate Financing Department.


                      (vi) It is further understood that with
regard to defaults by LANDLORD which are subject to the notice and cure provisions set forth in subparagraph (ii) above, the provisions of Article 8 (e) shall be applicable as a justifiable basis for LANDLORD's failure to perform its obligations on a timely basis provided: (1) LANDLORD continues with all due diligence to correct the problem notwithstanding such force majeure occurrence, (2) LANDLORD notifies TENANT prior to the endof the five (5) day cure period specifying in detail the reasons that such obligations could not be satisfied within such five (5) day period, enclosing whatever documentation LANDLORD has or could readily obtain to support these reasons and confirming in such notice when, to the best of LANDLORD's knowledge, such obligation will be satisfied and (3) such force majeure occurrence has not been caused in any manner by LANDLORD's own economic situation, LANDLORD's failure to operate the entire facility as a first-class office building and/or LANDLORD's willful acts which adversely affect or affected LANDLORD's failure to timely perform its obligations hereunder. It is understood that it will be presumed that LANDLORD's failure to perform its obligations under the Lease were for non-force majeure reasons and the burden is absolutely and solely upon LANDLORD to show that such failure to perform was caused by an event covered by Article 8 (e) of this Lease.

               C.      (i) For purposes of  this  Article, a
"Lease Year" shall be deemed to run for a period of twelve (12) months as of any particular day during the term of this Lease
(including renewal terms).

                  (ii) Upon the occurrence of the first
"default"by LANDLORD hereunder in any Lease Year, TENANT shall be entitled to offset against base rent or any other amounts due from TENANT to LANDLORD hereunder, TENANT's actual expenses necessary to cure LANDLORD's default (the "Cure Expenses"), which cure TENANT shall be entitled to perform at TENANT's sole option but without any obligation to do so ("TENANTs Cure").

                  (iii) Upon the occurrence of the second
"default" by LANDLORD hereunder in any Lease Year, TENANT shall be entitled to offset against base rent or any other amounts due from TENANT to LANDLORD hereunder, an amount equal to the higher of $2,500 or TENANT's Cure Expenses incurred in performing TENANT's Cure.

                 (iv) Upon the occurrence of the third "default" by LANDLORD hereunder in any Lease Year, TENANT shall be entitledto offset against base rent or any other amounts due from TENANT to LANDLORD hereunder, an amount equal to the higher of $10,000 or TENANT's Cure Expenses incurred in performing TENANT's Cure.

                 (v) Upon the occurrence of the fourth "default" by LANDLORD hereunder in any Lease Year, TENANT shall be entitledto offset against base rent or any other amounts due from TENANT to LANDLORD hereunder, an amount equal to the higher of $15,000 or TENANT's Cure Expenses incurred in performing TENANT's Cure.

                (vi) Upon the occurrence of the fifth "default" by LANDLORD hereunder in any Lease Year, TENANT shall be entitled tooffset against base rent or any other amounts due from TENANT to LANDLORD hereunder, an amount equal to the higher of $30,000 or TENANT's Cure Expenses incurred in performing TENANT's Cure.

               (vii) Upon the occurrence of the sixth "default" by LANDLORD hereunder in any Lease Year, TENANT shall be entitled tooffset against base rent or any other amounts due from TENANT to LANDLORD hereunder, an amount equal to the higher of $50,000 or TENANT's Cure Expenses incurred in performing TENANTs Cure.

                  (viii) Upon the occurrence of the seventh
"default" by LANDLORD hereunder in any Lease Year, TENANT shall be entitled to offset against base Tent or any other amounts due from TENANT to LANDLORD hereunder, an amount equal to the higher of $75,000 or TENANT's Cure Expenses incurred in performing TENANTs Cure.

              (ix) Upon the occurrence of the eighth and subsequent "defaults" by LANDLORD hereunder in any Lease Year, the base amount to be offset by TENANT shall be increased by $25,000 over the amount for the previous default by LANDLORD.

               (x) Notwithstanding the foregoing, TENANT shall beentitled to the offsets set forth in subparagraphs (vi), (vii),
(viii) and (ix) during any Lease Year only in the event the defaults covered by such subparagraphs occurred due to the negligence, willfulness, recklessness, disregard or otherwise through a pattern of neglect by LANDLORD in its obligations hereunder. It is understood, however, that it will be presumed that defaults by LANDLORD and remedies under those subparagraphs shall be fully applicable and the burden will be upon the LANDLORD to show that the occurrence of such defaults were (1) due to the normal wear and tear and maintenance requirements of the Building(taking into account LANDLORD's obligation to operate this Building as a first-class office building) or (2) otherwise not due to the negligence, willfulness, recklessness, disregard or pattern of neglect of LANDLORD, such as under certain circumstances or events which occur due to reasons beyond LANDLORD's control.


               D. In addition to the foregoing, during the Lease Year in which the expiration date of the term of this Lease (or renewal term as the case may be) shall occur, TENANT shall be entitled, at its sole option, at such time as the base rent and other amounts due from TENANT to LANDLORD hereunder shall be insufficient to reimburse TENANT in full for LANDLORD's defaults hereunder based upon the number of defaults at any given time during that year, to terminate this Lease upon fifteen(15) days notice to LANDLORD in which event upon the exercise of such option by TENANT, this Lease shall terminate with the same force and effect as if such termination date were the expiration date of this Lease except that TENANT shall have a period of up to the shorter of (1) six months from the date of TENANT's notice of termination, or (2) the remaining term of this Lease, to vacate and surrender the Demised Premises to LANDLORD, but TENANT shall be required to pay all rent and additional rent due hereunder on the Demised Premises being used or occupied during that period tothe extent such rent obligation exceeds the credit to which TENANT is otherwise entitled.


IN WITNESS WHEREOF, LANDLORD and TENANT have respectively signed and sealed this Lease as of the day and year first above written.




WITNESS FOR LANDLORD:                  TRIAD III ASSOCIATES
                                       By: TRIAD LAND ASSOCIATES



/S/ Lenore Kohn                         By:/S/ Irving Feldman




WITNESS FOR TENANT:                   STAFF BUILDERS, INC.



/S/ Stephen Savitsky                  BY:/S/ David Savitsky




                         SCHEDULE "A"

               For the Period from the Commencement Date
                       Through Novmeber 30, 1994


     TENANT shall pay to LANDLORD all rental payments due under the existing lease between Triad IV Associates and Tender Loving Care Home Care Services, Inc. dated as of September 30, 1987, as amended by amendments dated August 19, 1988, September 1, 1988, August 6, 1992, and January 22, 1993 (referred to in this Lease as the "TLC Lease"), except: (a) Tenant shall receive a credit of Seventy-Five Cents ($.75) per rentable square foot only on the Office Space and (b) TENANT shall pay only Six Dollars ($6.00) per square foot per year for that portion of the Storage Space in excess of 2,983 square feet and " TENANT shall pay only Twenty Dollars ($20.00) per rentable square foot per year for that portion of the Office Space in excess of 39,117 rentable square feet.

     For the Period from December 1, 1994 to the End of the Term

     TENANT shall pay to LANDLORD only on the Office Space the basic annual rent of TWENTY Dollars ($20.00) per rentable square foot per year plus all escalation rents provided for in this Lease. In addition, TENANT shall pay to LANDLORD on the entire Storage Space Six Dollars ($6.00) per square foot per year, whichsum shall increase at the rate of three percent (3%) per year utilizing a base year of October 1, 1993 - September 30, 1994.